UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
July 30, 2018

URBAN EDGE PROPERTIES
URBAN EDGE PROPERTIES LP
(Exact name of Registrant as specified in its charter)

Maryland (Urban Edge Properties)	001-36523 (Urban Edge Properties)	47-6311266
Delaware (Urban Edge Properties LP)	333-212951-01 (Urban Edge Properties LP)	36-4791544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

888 Seventh Avenue
New York, NY 10019
(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number including area code: (212) 956-2556

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Urban Edge Properties                    Urban Edge Properties LP
Emerging growth company ☐                Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Urban Edge Properties ☐                    Urban Edge Properties LP ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2018, Urban Edge Properties (“UE”) appointed Christopher J. Weilminster as Executive Vice President & Chief Operating Officer and Donald T. Briggs as President of Development. Mr. Weilminster’s appointment will be effective on December 31, 2018, and Mr. Briggs’ appointment will be effective on October 1, 2018, in each case, unless an earlier date is agreed upon. In addition, on August 1, 2018, Robert Minutoli, UE’s current Executive Vice President and Chief Operating Officer, formally notified UE of his retirement effective on December 31, 2018.

Mr. Weilminster, 52, is currently the Executive Vice President - President of Mixed-Use Division for Federal Realty Investment Trust (“Federal”), a position he has held since January 2016. Mr. Weilminster also currently serves as a member of Federal’s Executive Committee and Investment Committee. Additionally, Mr. Weilminster served as the Executive Vice President - Leasing & Real Estate from January 2014 through January 2016, Senior Vice President - Leasing from 2005 through January 2014, Vice President - Anchor Tenant & Mixed-Use Leasing from 2000 through 2005 and Anchor Tenant Leasing from 1996 through 2000. Mr. Weilminster joined Federal in January 1990 as a leasing associate. Mr. Weilminster completed graduate work in Real Estate Development at Johns Hopkins University and earned his Bachelor of Science degree in Finance and Marketing from Syracuse University. Mr. Weilminster is a member of the International Council of Shopping Centers (ICSC) and ULI Americas Commercial and Retail Development Counsel, an Advisory Board member for Neediest Kids, a program of the National Center for Children and Families and a member of the MRED Advisory Board at the University of Miami.

Mr. Briggs, 50, is currently the Executive Vice President - Development for Federal, a position he has held since January 2015. Mr. Briggs also serves as a member of Federal’s Executive Committee and Investment Committee. Mr. Briggs served as the Senior Vice President -Development from January 2006 through December 2014, Vice President - Development from 2005 through December 2005, Development Director from November 2002 through December 2004, Development Manager from August 2002 through November 2002, and Director Development September 2000 through August 2002. Prior to joining Federal in 2000, Mr. Briggs worked as a Development Manager for Cousins Properties and with Whiting-Turner Contracting Company as a senior project manager. Mr. Briggs has a degree in architecture from the University of Florida. He currently serves as the ULI Boston/New England District Chair and is part of their Advisory Board Leadership Team. Mr. Briggs also serves as a board member for NAIOP Massachusetts, and Cambridge Trust Company.

Weilminster Employment Agreement

On July 30, 2018, UE entered into an employment agreement (the “Weilminster Agreement”) with Mr. Weilminster in connection with his appointment as Executive Vice President & Chief Operating Officer. The Weilminster Agreement provides for Mr. Weilminster’s employment to commence on December 31, 2018, or an earlier date mutually agreed between Mr. Weilminster and UE (the “Weilminster Effective Date”), and extend for five years following the Effective Date.

The Weilminster Agreement provides that Mr. Weilminster will be entitled to an annual base salary of not less than $500,000 and a target annual cash bonus of 100% of annual base salary. Mr. Weilminster will be entitled to receive a cash bonus of not less than $500,000 paid in respect of fiscal year 2018, subject to continued employment through the date bonuses in respect of 2018 are paid to UE’s employees, and a signing bonus of $500,000. Mr. Weilminster also will be entitled to receive annual equity grants for each year, beginning with 2019, with a value at target performance levels equal to $1,500,000, of which (x) $500,000 will be subject to vesting ratably over three years from the grant date subject to continued employment and (y) $1,000,000 will be subject to vesting over a period of no more than five years from the grant date based on such criteria as may be determined by UE in its sole discretion, which may include one or more performance-based hurdles. In addition, in the first quarter of 2019, UE will grant Mr. Weilminster a number of LTIP Units in Urban Edge Properties LP (the “Partnership”) with a value between $600,000 - $825,000 depending on the Weilminster Effective Date, which will vest over three years, with one-third vesting on each of the first, second and third anniversaries of the grant date, subject to continued employment.

On the Weilminster Effective Date, UE will grant Mr. Weilminster (1) options to purchase 1,000,000 UE common shares that vest over five years, with one third vesting on each of the third, fourth and fifth anniversaries of the Weilminster Effective Date, subject to continued employment, (2) 132,276 LTIP Units of the Partnership that vest over five years, with one third vesting on each of the third, fourth and fifth anniversaries of the Weilminster Effective Date, subject to continued employment and (3) 38,352 LTIP Units of the Partnership that vest over approximately three years, which were primarily intended to compensate Mr. Weilminster for unvested equity awards of his former employer that he will be forfeiting by joining UE.

If Mr. Weilminster’s employment is terminated by UE without cause or by Mr. Weilminster for good reason (in each case, as defined in the Weilminster Agreement), subject to Mr. Weilminster’s execution of a release, Mr. Weilminster will be entitled to (1) a lump sum payment of the Severance Amount, (2) a Pro Rata Bonus paid at the time bonuses are otherwise paid, (3) the Medical Benefits, and (4) vesting of all outstanding unvested equity awards that are subject to vesting based solely on continued employment. For these purposes:

•
The “Severance Amount” equals 1.5 times the sum of Mr. Weilminster’s base salary and target annual bonus, unless the termination is within three months prior to, in connection with or within two years following a change in control of UE (a “Qualifying CIC Termination”), in which case it equals 2.5 times the sum of Mr. Weilminster’s base salary and target annual bonus.

•
The “Pro Rata Bonus” equals a pro rata portion of Mr. Weilminster’s annual bonus for the year of termination based on actual performance or, on a Qualifying CIC Termination, the greater of that amount and Mr. Weilminster’s target annual bonus.

•
The “Medical Benefits” require UE to provide Mr. Weilminster medical insurance coverage substantially identical to that provided to other senior executives for one year following termination or, on a Qualifying CIC Termination, for two years following termination, in each case subject to applicable law.

If Mr. Weilminster’s employment is terminated due to death or disability, and, in the case of termination of employment due to disability, subject to Mr. Weilminster’s execution of a release, Mr. Weilminster will be entitled to vesting of the unvested portion of the equity awards granted on the Weilminster Effective Date, which are described above. If Mr. Weilminster’s employment is terminated upon or after the expiration of the employment period under the Weilminster Agreement, Mr. Weilminster will be entitled, subject to Mr. Weilminster’s execution of a release, to vesting of all outstanding unvested equity awards that are subject to vesting based solely on continued employment and a pro-rated annual bonus for the year of termination.

Mr. Weilminster is subject to non-competition and non-solicitation of employees covenants through the one-year anniversary of the date Mr. Weilminster’s employment terminates for any reason.

In the event that payments or benefits owed to Mr. Weilminster constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”) and would be subject to the excise tax imposed by Section 4999 of the Code, such payments or benefits will be reduced to an amount that does not result in the imposition of such excise tax, but only if such reduction results in Mr. Weilminster receiving a higher net-after-tax amount than he would have absent such reduction.

Briggs Employment Agreement

On July 30, 2018, UE entered into an employment agreement (the “Briggs Agreement”) with Mr. Briggs in connection with his appointment as President of Development. The Briggs Agreement provides for Mr. Briggs’ employment to commence on October 1, 2018, or an earlier date mutually agreed between Mr. Briggs and UE (the “Briggs Effective Date”), and extend through and including October 1, 2023.

The Briggs Agreement provides that Mr. Briggs will be entitled to an annual base salary of not less than $500,000 and a target annual cash bonus of 100% of annual base salary. Mr. Briggs will be entitled to receive a cash bonus of not less than $500,000 paid in respect of fiscal year 2018, subject to continued employment through the date bonuses in respect of 2018 are paid to UE’s employees, and a signing bonus of $500,000. Mr. Briggs also will be entitled to receive annual equity grants for each year, beginning with 2019, with a value at target performance levels equal to $1,500,000, of which (x) $500,000 will be subject to vesting ratably over three years from the grant date subject to continued employment and (y) $1,000,000 will be subject to vesting over a period of no more than five years from the grant date based on such criteria as may be determined by UE in its sole discretion, which may include one or more performance-based hurdles. In addition, in the first quarter of 2019, UE will grant Mr. Briggs a number of LTIP Units in Urban Edge Properties LP (the “Partnership”) with a value of $825,000, which will vest over three years, with one-third vesting on each of the first, second and third anniversaries of the grant date, subject to continued employment. In addition, to the extent that Mr. Briggs relocates to the New York City area within one year after the Briggs Effective Date, the Company will provide Mr. Briggs a reimbursement of up to $200,000 of relocation expenses, plus a cash payment sufficient on an after-tax basis to cover the taxes owed by Mr. Briggs with respect to such reimbursement.

On the Briggs Effective Date, UE will grant Mr. Briggs (1) options to purchase 1,000,000 UE common shares that vest over five years, with one third vesting on each of the third, fourth and fifth anniversaries of the Briggs Effective Date, subject to continued employment, (2) 132,276 LTIP Units of the Partnership that vest over five years, with 44,092 LTIP Units vesting on each of the third, fourth and fifth anniversaries of the Briggs Effective Date, respectively, subject to continued employment and (3) 49,986 LTIP Units of the Partnership that vest over approximately three years, which were primarily intended to compensate Mr. Briggs for unvested equity awards of his former employer that he will be forfeiting by joining UE.

If Mr. Briggs’ employment is terminated by UE without cause or by Mr. Briggs for good reason (in each case, as defined in the Briggs Agreement), subject to Mr. Briggs’ execution of a release, Mr. Briggs will be entitled to (1) a lump sum payment of the Severance Amount, (2) a Pro Rata Bonus paid at the time bonuses are otherwise paid, (3) the Medical Benefits, and (4) vesting of all outstanding unvested equity awards that are subject to vesting based solely on continued employment. For these purposes:

•
The “Severance Amount” equals 1.5 times the sum of Mr. Briggs’ base salary and target annual bonus, unless the termination is within three months prior to, in connection with or within two years following a change in control of UE (a “Qualifying CIC Termination”), in which case it equals 2.5 times the sum of Mr. Briggs’ base salary and target annual bonus.

•
The “Pro Rata Bonus” equals a pro rata portion of Mr. Briggs’ annual bonus for the year of termination based on actual performance or, on a Qualifying CIC Termination, the greater of that amount and Mr. Briggs’ target annual bonus.

•
The “Medical Benefits” require UE to provide Mr. Briggs medical insurance coverage substantially identical to that provided to other senior executives for one year following termination or, on a Qualifying CIC Termination, for two years following termination, in each case subject to applicable law.

If Mr. Briggs’ employment is terminated due to death or disability, and, in the case of termination of employment due to disability, subject to Mr. Briggs’ execution of a release, Mr. Briggs will be entitled to vesting of the unvested portion of the equity awards granted on the Briggs Effective Date, which are described above. If Mr. Briggs’ employment is terminated upon or after the expiration of the employment period under the Briggs Agreement, Mr. Briggs will be entitled, subject to Mr. Briggs’ execution of a release, to vesting of all outstanding unvested equity awards that are subject to vesting based solely on continued employment and a pro-rated annual bonus for the year of termination.

Mr. Briggs is subject to non-competition and non-solicitation of employees covenants through the one-year anniversary of the date Mr. Briggs’ employment terminates for any reason.

In the event that payments or benefits owed to Mr. Briggs constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”) and would be subject to the excise tax imposed by Section 4999 of the Code, such payments or benefits will be reduced to an amount that does not result in the imposition of such excise tax, but only if such reduction results in Mr. Briggs receiving a higher net-after-tax amount than he would have absent such reduction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

URBAN EDGE PROPERTIES
(Registrant)

Date: August 1, 2018	By:	/s/ Mark Langer
Mark Langer, Chief Financial Officer

URBAN EDGE PROPERTIES LP

	By:	Urban Edge Properties, General Partner

Date: August 1, 2018	By:	/s/ Mark Langer
Mark Langer, Chief Financial Officer